UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2005

COMMUNITY FIRST, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-49966	04-3687717
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

501 South James M. Campbell Blvd.
Columbia, Tennessee	38401
(Address of Principal Executive Offices)	(Zip Code)

(931) 380-2265
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     This Current Report on Form 8-K is being furnished to disclose the press release issued by Community First, Inc. on February 4, 2005. This press release, which is furnished as Exhibit 99 hereto pursuant to Item 2.02 of Form 8-K, was to announce results for the fourth quarter of 2004.

Item 7.01. Regulation FD Disclosure.

     This Current Report on Form 8-K is being furnished to disclose the press release issued by Community First, Inc. on February 4, 2005. This press release, which is furnished as Exhibit 99 hereto pursuant to Item 7.01 of Form 8-K, was to announce results for the fourth quarter of 2004.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

99.1	Press Release of Community First, Inc. dated February 4, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY FIRST, INC.
By:	/s/ Marc R. Lively
Marc R. Lively
Chief Executive Officer/President

Date: February 4, 2005

EXHIBIT INDEX

99.1	Press Release of Community First, Inc. dated February 4, 2005.

4